EXCLUSIVE RIGHT OF SALE LISTING AGREEMENT
                       FLORIDA ASSOCIATION OF REALTORS(R)

This Exclusive Right of Sale Listing Agreement ("Agreement") is between
     RELM WIRELESS CORPORATION / REGENCY COMMUNICATIONS, INC.    ("Seller") and
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        COLDWELL BANKER COMMERCIAL SUN LAND REALTY OF FL, INC.       ("BROKER").
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1. AUTHORITY TO SELL PROPERTY: SELLER gives BROKER the EXCLUSIVE RIGHT TO SELL the real and personal property (collectively "Property") described below, at the price and terms described below, beginning the 25TH day of OCTOBER, 1999, and
                                               ----       -------------
terminating at 11:59 p.m. the 25TH day of OCTOBER, 2000 ("Termination Date").
                              ----        -------------
Upon full execution of a contract for sale and purchase of the Property, all rights and obligations of this Agreement will automatically extend through the date of the actual closing of the sales contract. SELLER and BROKER acknowledge that this Agreement does not guarantee a sale. This Property will be offered to any person without regard to race, color, religion, sex, handicap, familial status, national origin or any other factor protected by federal, state or local law. SELLER certifies and represents that he/she/it is legally entitled to convey the Property and all improvements.

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2. DESCRIPTION OF PROPERTY:

(A) Real Property Street Address:  7505 TECHNOLOGY DRIVE, W. MELBOURNE, FL 32904
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REAL ESTATE BEING OFFERED AS SALE/LEASE BACK AT TERMS ACCEPTABLE TO SELLER/TENANT
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Legal Description: PART OF NW 1/4  AS DES. IN ORB 2287 PG 248
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                   TAX ID # 2736 36 00 0260.0 000.00                                                 / / See Attachment
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(B) Personal Property, including appliances:  NONE
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REAL ESTATE BEING OFFERED AS SALE/LEASE BACK  AT TERMS ACCEPTABLE TO SELLER/TENANT
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                                                                                                     / / See Attachment
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(C) Occupancy: Property  /X/ is  / / is not currently occupied by a tenant. If occupied, the lease term expires    LEASE BACK
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3. PRICE AND TERMS: The property is offered for sale on the following terms, or on other terms acceptable to SELLER:

(A) PRICE:    $5,600,000
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(B) FINANCING TERMS: /X/ Cash /X/ Conventional / / VA / / FHA / /Other
/ / SELLER Financing: SELLER will hold a purchase money mortgage in the amount OF $___________________ with the following terms:_______________________________
________________________________________________________________________________
/ / Assumption OF Existing Mortgage: BUYER may assume existing mortgage for $___________________ plus an assumption FEE of $_____________________. The mortgage is for a term of ______________ years beginning in _____________, at an interest rate of _______% / / fixed / / variable (describe) ____________________
________________________________________________________________________________
Lender approval of assumption is required is not required unknown. Notice to
SELLER: You may remain liable for an assumed mortgage for a number of years after the Property is sold. Check with your lender to determine the extent of your liability. SELLER will ensure that all mortgage payments and required escrow deposits are current at the time of closing and will convey the escrow deposit to the buyer at closing.

(C) SELLER EXPENSES: SELLER will pay mortgage discount or other closing costs not to exceed _______________% of the purchase price; and any other expenses Seller agrees to pay in connection with a transaction.

4. BROKER OBLIGATIONS AND AUTHORITY: BROKER agrees to make diligent and continued efforts to sell the Property until a sales contract is pending on the Property. SELLER authorizes BROKER to:

(A) Advertise the Property as BROKER deems advisable in newspapers, publications, computer networks and other media; place appropriate transaction signs on the Property, including "For Sale" signs and "Sold" signs (once SELLER signs a sales contract); and use SELLER'S name in connection with marketing or advertising the Property;

(B) Obtain information relating to the present mortgage(s) on the Property.

(C) Place the Property in a multiple listing service (MLS). SELLER authorizes BROKER to report to the MLS/Association of Realtors(R) this listing information and price, terms and financing information on any resulting sale. SELLER authorizes BROKER, the MLS and/or Association of Realtors(R) to use, license or sell the active listing and sold data.

(D) (Check if applicable) / / Use a lock box system to show and access the Property. A lock box does not ensure the Property's security; SELLER is advised to secure or remove valuables. SELLER agrees that the lock box is for SELLER'S benefit and releases BROKER, persons working through BROKER and BROKER'S local Realtor Board / Association from all liability and responsibility in connection with any loss that occurs. / / Withhold verbal offers. / / Withhold all offers once SELLER accepts a sales contract for the Property.

(E) Act as a single agent of SELLER with consent to transition to transaction broker.

ERS-8tn      Rev. 10/99(C)1999 Florida Association of REALTORS(R)  All Rights
Reserved                                                             PAGE 1 OF 4

This form is licensed for use with FORMULATOR(R) Forms Software by ISG McAllister Publishing, Inc. 800-336-1027

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5. SELLER OBLIGATIONS: In consideration of BROKER'S obligations, SELLER agrees to:

(A) Cooperate with BROKER in carrying out the purpose of this Agreement, including referring immediately to BROKER all inquiries regarding the Property's transfer, whether by purchase or any other means of transfer.

(B) Provide BROKER with keys to the Property and make the Property available for BROKER to show during reasonable times.

(C) Inform BROKER prior to leasing, mortgaging or otherwise encumbering the Property.

(D) Indemnify BROKER and hold BROKER harmless from losses, damages, costs and expenses of any nature, including attorney's fees, and from liability to any person, that BROKER incurs because of (1) SELLER'S negligence, representations, misrepresentations, actions or inactions, (2) the use of a lock box, (3) the existence of undisclosed material facts about the Property, or (4) a court or arbitration decision that a broker who was not compensated in connection with a transaction is entitled to compensation from BROKER. This clause will survive BROKER'S performance and the transfer of title.

(E) To perform any act reasonably necessary to comply with FIRPTA (internal Revenue Code Section 1445).

(F) Make all legally required disclosures, including all facts that materially affect the Property's value and are not readily observable or known by the buyer. SELLER represents there are no material facts (building code violations, pending code citations, unobservable defects, etc.) other than the following: NONE
                                                      ----
SELLER will immediately inform BROKER of any material facts that arise after signing this Agreement.

(G) Consult appropriate professionals for related legal, tax, property condition, environmental, foreign reporting requirements and other specialized advice.

6. COMPENSATION: SELLER will compensate BROKER as specified below for procuring a buyer who is ready, willing and able to purchase the Property or any interest in the Property on the terms of this Agreement or on any other terms acceptable to SELLER. SELLER will pay BROKER as follows (plus applicable sales tax):

(A) 4% of the total purchase price OR $____________________, no later than the
    --
date of closing specified in the sales contract. However, closing is not a prerequisite for BROKER'S FEE being earned.

(B) 50% ($ or %) of the consideration paid for an option, at the time an option is created. If the option is exercised, SELLER will pay BROKER the paragraph 6(a) fee, less the amount BROKER received under this subparagraph.

(C) N/A ($ or %) of gross lease value as a leasing fee, on the date SELLER enters into a lease or agreement to lease, whichever is soonest. This fee is not due if the Property is or becomes the subject of a contract granting an exclusive right to lease the Property.

(D) BROKER'S fee is due in the following circumstances: (1) If any interest in the Property is transferred, whether by sale, lease, exchange, governmental action, bankruptcy or any other means of transfer, regardless of whether the buyer is secured by BROKER, SELLER or any other person. (2) If SELLER refuses or fails to sign an offer at the price and terms stated in this Agreement, defaults on an executed sales contract or agrees with a buyer to cancel an executed sales contract. (3) If, within 120 days after Termination Date ("Protection Period"),
                         ---
SELLER transfers or contracts to transfer the Property or any interest in the Property to any prospects with whom SELLER, BROKER or any real estate licensee communicated regarding the Property prior to Termination Date. However, no fee will be due BROKER if the Property is relisted after Termination Date and sold through another broker.

(E) Retained Deposits: As consideration for BROKER'S services, BROKER is entitled to receive 25% of all deposits that SELLER retains as liquidated
                    ---
damages for a buyer's default in a transaction, not to exceed the paragraph 6(a) fee.

7. COOPERATION WITH OTHER BROKERS: BROKER'S office policy is to cooperate with all other brokers except when not in SELLER'S best interest, and to offer compensation to: /X/ Buyer's agents, who represent the interest of the buyer and not the interest of SELLER in a transaction, even if compensated by SELLER or BROKER. /X/ Nonrepresentatives /X/ Transaction brokers. / / None of the above (if this box is checked, the Property cannot be placed in the MLS). / / Subagents (if BROKER is acting as a single agent).

ERS-8tn   Rev. 10/99(C)1999 Florida Association of REALTORS(R) All Rights
Reserved                                                             PAGE 2 OF 4

This form is licensed for use with FORMULATOR(R) Forms Software by ISG McAllister Publishing, Inc. 800-336-1027

8. BROKERAGE RELATIONSHIP:
                                IMPORTANT NOTICE

FLORIDA LICENSEES PROVIDE THIS NOTICE TO ALL POTENTIAL SELLERS AND BUYERS OF REAL ESTATE.

You should not assume that any real estate broker or salesperson represents you unless you agree to engage a real estate licensee in an authorized brokerage relationship, either as a single agent or as a transaction broker. You are advised not to disclose any information you want to be held in confidence until you make a decision on representation.

                              SINGLE AGENT NOTICE

FLORIDA LAW REQUIRES THAT REAL ESTATE LICENSEES OPERATING AS SINGLE AGENTS DISCLOSE TO BUYERS AND SELLERS THEIR DUTIES.

AS a single agent, COLDWELL BANKER COMMERCIAL SUN LAND REALTY OF FLORIDA, INC.
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                             and its associates owe to you the following duties:
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    1.  Dealing honestly and fairly;

    2.  Loyalty;

    3.  Confidentiality;

    4.  Obedience;

    5.  Full disclosure;

    6.  Accounting for all funds;

    7.  Skill, care, and diligence in the transaction;

    8. Presenting all offers and counteroffers in a timely manner, unless a party has previously directed the licensee otherwise in writing', and

    9. Disclosing all known facts that materially affect the value of residential real property and are not readily observable.



---------------     --------------------------     --------------------------
     DATE                   SIGNATURE                       SIGNATURE


ERS-8tn   Rev. 10/99(C)1999 Florida Association of REALTORS(R) All Rights
Reserved                                                             PAGE 3 OF 4

This form is licensed for use with FORMULATOR(R) Forms Software by ISG McAllister Publishing, Inc. 800-336-1027

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                   CONSENT TO TRANSITION TO TRANSACTION BROKER

                                IMPORTANT NOTICE

FLORIDA LAW ALLOWS REAL ESTATE LICENSEES WHO REPRESENT A BUYER OR SELLER AS A SINGLE AGENT TO CHANGE FROM A SINGLE AGENT RELATIONSHIP TO A TRANSACTION BROKERAGE RELATIONSHIP IN ORDER FOR THE LICENSEE TO ASSIST BOTH PARTIES IN A REAL ESTATE TRANSACTION BY PROVIDING A LIMITED FORM OF REPRESENTATION TO BOTH THE BUYER AND THE SELLER. THIS CHANGE IN RELATIONSHIP CANNOT OCCUR WITHOUT YOUR PRIOR WRITTEN CONSENT.

TRANSACTION BROKER NOTICE

FLORIDA LAW REQUIRES THAT REAL ESTATE LICENSEES OPERATING AS TRANSACTION BROKERS DISCLOSE TO BUYERS AND SELLERS THEIR ROLE AND DUTIES IN PROVIDING A LIMITED FORM OF REPRESENTATION.

As a transaction broker, _______________________________________________________
and its associates, provides to you a limited form of representation that includes the following duties:

    1. Dealing honestly and fairly;

    2. Accounting for all funds;

    3. Using skill, care, and diligence in the transaction;

    4. Disclosing all known facts that materially affect the value of residential real property and are not readily observable to the buyer;

    5. Presenting all offers and counteroffers in a timely manner, unless a party has previously directed the licensee otherwise in writing;

    6. Limited confidentiality, unless waived in writing by a party. This limited confidentiality will prevent disclosure that the seller will accept a price less than the asking or listed price, that the buyer will pay a price greater than the price submitted in a written offer, of the motivation of any party for selling or buying property, that a seller or buyer will agree to financing terms other than those offered, or of any other information requested by a party to remain confidential; and

    7. Any additional duties that are entered into by this or by separate written agreement. Limited representation means that a buyer or seller is not responsible for the acts of the licensee. Additionally, parties are giving up their rights to the undivided loyalty of the licensee. This aspect of limited representation allows a licensee to facilitate a real estate transaction by assisting both the buyer and the seller, but a licensee will not work to represent one party to the detriment of the other party when acting as a transaction broker to both parties.

407-953-7894          Facsimile:   407-984-0160       W.  MELBOURNE, FL  32904
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AUTHORIZED LISTING ASSOCIATE OR BROKER:
Date:

The Florida Association of REALTORS makes no representation as to the legal validity or adequacy of any Provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a REALTOR. REALTOR is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS and who subscribe to its Code of Ethics. The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means including facsimile or computerized forms.

I agree that my agent may assume the role and duties of a transaction broker. (must be initialed or signed)

ERS-8tn      Rev. 10/99(C)1999 Florida Association of REALTORS(R)    All Rights
Reserved                                                             PAGE 4 OF 4

This form is licensed for use with FORMULATOR(R) Forms Software by ISG McAllister Publishing, Inc. 800-336-1027

9. Either party may terminate this agreement without penalty upon giving 90 days written notice of termination.

10. DISPUTE RESOLUTION. This Agreement will be construed under Florida law. All controversies, claims and other matters in question between the parties arising out of or relating to this Agreement or the breach thereof will be settled by first attempting mediation under the rules of the American Mediation Association or other mediator agreed upon by the parties. If litigation arises out of this Agreement, the prevailing party will be entitled to recover reasonable attorney's fees and costs, unless the parties agree that disputes will be settled by arbitration as follows:

ARBITRATION: By initialing in the space provided, SELLER ( ) ( ), Listing Associate ( ) and Listing Broker ( )agree that disputes not resolved by mediation will be settled by neutral binding arbitration in the county in which the Property is located in accordance with the rules of the American Arbitration Association or other arbitrator agreed upon by the parties. Each party to any arbitration or litigation (including appeals and interpleaders) will pay its own fees, costs and expenses, including attorney's fees, and will equally split the arbitrators' fees and administrative fees of arbitration.

11. MISCELLANEOUS: This Agreement is binding on BROKER'S and SELLER'S heirs, personal representatives, administrators, successors and assigns. BROKER may assign this Agreement to another listing office. Signatures, initials and modifications communicated by facsimile will be considered as originals. The term "buyer" as used in this Agreement includes buyers, tenants, exchangers, optionees and other categories of potential or actual transferees.

Date:                 Seller:
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Home Telephone:                      Work Telephone:
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Address:  RELM WIRELESS CORP. / 7505 TECHNOLOGY DRIVE
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Date:                 Seller:                                   Tax ID No:
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Home Telephone:                      Work Telephone:
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                                                                    MICHAEL E. DREYER, CCIM

Brokerage Firm Name:  COLDWELL  BANKER COMMERCIAL SUN LAND REALTY OF FL    Telephone:   407-751-0700
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Address:  3150 N. WICKHAM ROAD, SUITE 1                       MELBOURNE, FL 32935
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